                                                                   EXHIBIT 10.36

FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT                            FLEET RETAIL FINANCE INC.
                                                            ADMINISTRATIVE AGENT
                                                            AND COLLATERAL AGENT


                                                                 October 9, 2000

        THIS FIRST AMENDMENT is made in consideration of the mutual covenants contained herein and benefits to be derived herefrom to the August 24, 2000 Loan and Security Agreement ( the "LOAN AGREEMENT") between

                        BankBoston Retail Finance Inc., a Delaware corporation
                with its principal executive offices at 40 Broad Street, Boston, Massachusetts, as Administrative Agent and as Collateral Agent for the ratable benefit of (i) a syndicate of lenders (defined therein as the "Revolving Credit Lenders") and (ii) Back Bay Capital Funding LLC (defined therein as the "Term Lender") a Delaware limited liability company,

                and

                        The Revolving Credit Lenders

                and

                        The Term Lender

                On the one hand

                and

                The Gymboree Corporation, a Delaware corporation with its principal executive offices at 700 Airport Boulevard, Burlingame, California 94010, as agent for the following and as agent for any other Person which becomes a Borrower as provided in Section 2:2-23 of the Loan Agreement:

                The Gymboree Corporation (a Delaware corporation); and Gymboree Manufacturing, Inc., Gymboree Operations, Inc., Gymboree Play Programs, Inc., Gymboree Retail Stores, Inc.,The Gymboree Stores, Inc., and Gym-Mark, Inc. (each a California corporation with its principal executive offices at 700 Airport Boulevard, Burlingame, California

                94010);

        on the other,

                                   WITNESSETH:

        SECTION 1. AMENDMENT OF LOAN AGREEMENT:

        Subject to the satisfaction of the Conditions to Effectiveness of Amendment set forth in Section 2, below, the Loan Agreement is amended as follows:

        ARTICLE 1 of the Loan Agreement is amended so that the following Definition, included therein, reads as follows:

        ""REVOLVING CREDIT LOAN CEILING":

                   From                       To                   Ceiling ($Millions)
                   ----------------           -----------------    -------------------
                   Closing                    October 8, 2000      75.0

                   October 9, 2000            October 15, 2000     87.5

                   October 16, 2000           October 22, 2000     86.5

                   October 23, 2000           October 29, 2000     84.5

                   October 30, 2000           November 5, 2000     81.5

                   November 6, 2000           November 12, 2000    77.5

                   November 13, 2000          Maturity Date        75.0


        SECTION 2-9 of the Loan Agreement is amended to read as follows:

        The obligation to repay loans and advances under the Revolving Credit, with interest as provided herein, shall be evidenced by Notes (each, a "REVOLVING CREDIT NOTE") in the form of EXHIBIT 2:2-9, annexed hereto, executed by the Borrowers, one payable to each Revolving Credit Lender. Each of the Borrower's shall be bound by, and obligated on account of any increase or decrease in the amount of any Revolving Credit Lender's Revolving Credit Dollar Commitment notwithstanding that such increase or decrease may not be reflected on the Revolving Credit Note held by that Revolving Credit Lender. Neither the original nor a copy of any Revolving Credit Note shall be required, however, to establish or prove any Liability. Upon the Borrowers' Representative's being provided with an affidavit, from the Administrative Agent to the effect that any Revolving Credit Note has been lost, mutilated, or destroyed, the Borrowers shall execute a replacement thereof and deliver such replacement to the Administrative Agent.

        EXHIBIT 2:2-24 of the Loan Agreement is amended to read as Schedule 2:2-24 annexed hereto.

        SECTION 2. CONDITIONS TO EFFECTIVENESS OF AMENDMENT:

                The effectiveness of this Amendment is conditioned on the satisfaction of each of the following:

                (a) Payment to the Administrative Agent, for the pro rata account of those Revolving Credit Lenders whose Revolving Credit Dollar Commitments are increased during the period beginning October 9, 2000 and ending November 12, 2000, as reflected on EXHIBIT 2:2-24, of the First Amendment Fee of $30,000.00.

                (c) The delivery to the Administrative Agent of Certificates executed respectively by the President and by the Chief Financial Officer of the Lead Borrower and stating that at the delivery of such Certificates, no Borrower is InDefault.

                (d) The delivery of an opinion of counsel to the Borrowers which confirms the due execution, binding effect, and enforceability of this First Amendment and absence of conflict of this First Amendment with any agreement to which the Borrowers' Representative or any Borrower is a party or by which any is bound (which opinion may be subject to the same qualifications as had been included in such counsel's opinion rendered in connection with the execution of the Loan Agreement).


        SECTION 3. RATIFICATION OF LOAN DOCUMENTS. NO CLAIMS AGAINST ANY LENDER:

                (a) Except as provided herein, all terms and conditions of the Loan Agreement and of the other Loan Documents remain in full force and effect. The Lead Borrower and each Borrower hereby ratifies, confirms, and re-affirms all and singular the terms and conditions, including execution and delivery, of the Loan Documents.

                (b) There is no basis nor set of facts on which any amount (or any portion thereof) owed by any Borrower under the Loan Agreement could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, off set, or defense (or other right, remedy, or basis having a similar effect) available to any Borrower with regard to thereto; nor is there any basis on which the terms and conditions of any of the Liabilities could be claimed to be other than as stated on the written instruments which evidence such Liabilities. To the extent that any Borrower or any such guarantor has (or ever had) any such claims against the Agent or any Lender, each hereby affirmatively WAIVES and RELEASES the same.

        SECTION 4. MISCELLANEOUS:

                (a) Terms used in the First Amendment which are defined in the Loan Agreement are used as so defined.

                (b) This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                (c) This First Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                (d) Any determination that any provision of this First Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this First Amendment.

                (e) The Borrower shall pay on demand all reasonable costs and expenses of the Agents, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution, and delivery of this First Amendment.

                (f) This First Amendment shall be construed, governed, and enforced pursuant to the laws of The Commonwealth of Massachusetts and shall take effect as sealed instrument.

        Except as amended hereby all terms and conditions of the Loan Agreement, as previously amended to date, shall remain in full force and effect.

                              THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT:
                                                      FLEET  RETAIL FINANCE INC.


                                        By /s/ DANIEL J. WILLIAMS
                                          --------------------------------------

                                        Name   DANIEL J. WILLIAMS
                                            ------------------------------------

                                        Title  VICE PRESIDENT
                                             -----------------------------------

                                                   THE REVOLVING CREDIT LENDERS:
                                                      FLEET  RETAIL FINANCE INC.


                                        By  /s/ DANIEL J. WILLIAMS
                                          --------------------------------------

                                        Name    DANIEL J. WILLIAMS
                                            ------------------------------------

                                        Title   VICE PRESIDENT
                                             -----------------------------------

                                           THE CIT GROUP / BUSINESS CREDIT, INC.


                                        By  /s/ CECIL CHINERY
                                          --------------------------------------

                                        Name    CECIL CHINERY
                                            ------------------------------------

                                        Title   VICE PRESIDENT
                                             -----------------------------------


                                                    FOOTHILL CAPITAL CORPORATION

                                        By  /s/ EILEEN QUINN
                                          --------------------------------------

                                        Name    EILEEN QUINN
                                            ------------------------------------

                                        Title   ASSISTANT VICE PRESIDENT
                                             -----------------------------------

                                                                THE TERM LENDER:
                                                    BACK BAY CAPITAL FUNDING LLC

                                        By  /s/ MICHAEL L. PIZETTE
                                          --------------------------------------

                                        Name    MICHAEL L. PIZETTE
                                            ------------------------------------

                                        Title   MANAGING DIRECTOR
                                             -----------------------------------

                                                        THE GYMBOREE CORPORATION
                                                               ("LEAD BORROWER")

                                        By    /s/  LAWRENCE H. MEYER
                                          --------------------------------------

                                        Print Name:  LAWRENCE H. MEYER
                                                   -----------------------------

                                        Title:    CHIEF FINANCIAL OFFICER
                                              ----------------------------------


                                                                    "BORROWERS":
                                                    GYMBOREE MANUFACTURING, INC.


                                        By    /s/  LAWRENCE H. MEYER
                                          --------------------------------------

                                        Print Name:  LAWRENCE H. MEYER
                                                   -----------------------------

                                        Title:    CHIEF FINANCIAL OFFICER
                                              ----------------------------------


                                                       GYMBOREE OPERATIONS, INC.


                                        By    /s/  LAWRENCE H. MEYER
                                          --------------------------------------

                                        Print Name:  LAWRENCE H. MEYER
                                                   -----------------------------

                                        Title:    CHIEF FINANCIAL OFFICER
                                              ----------------------------------


                                                    GYMBOREE PLAY PROGRAMS, INC.

                                        By    /s/  LAWRENCE H. MEYER
                                          --------------------------------------

                                        Print Name:  LAWRENCE H. MEYER
                                                   -----------------------------

                                        Title:    CHIEF FINANCIAL OFFICER
                                              ----------------------------------



                                                    GYMBOREE RETAIL STORES, INC.


                                        By    /s/  LAWRENCE H. MEYER
                                          --------------------------------------

                                        Print Name:  LAWRENCE H. MEYER
                                                   -----------------------------

                                        Title:    CHIEF FINANCIAL OFFICER
                                              ----------------------------------

                                                       THE GYMBOREE STORES, INC.

                                        By    /s/  LAWRENCE H. MEYER
                                          --------------------------------------

                                        Print Name:  LAWRENCE H. MEYER
                                                   -----------------------------

                                        Title:    CHIEF FINANCIAL OFFICER
                                              ----------------------------------


                                                                  GYM-MARK, INC.


                                        By    /s/  LAWRENCE H. MEYER
                                          --------------------------------------

                                        Print Name:  LAWRENCE H. MEYER
                                                   -----------------------------

                                        Title:    CHIEF FINANCIAL OFFICER
                                              ----------------------------------